UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 15, 2004 (November 15, 2004)

Date of Report (Date of earliest event reported)

DAIMLERCHRYSLER MASTER OWNER TRUST

(Exact name of registrant as specified in its charter)

Delaware	333-73570	26-6015118

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Stanton Christiana Drive, Newark, Delaware          19713

(Address of principal executive offices)           (Zip Code)

(248) 427-2565

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 8. Other Events

Item 8.01. Other Events

     On the payment date November 15, 2004, payments were made to the holders of DaimlerChrysler Master Owner Trust Series.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

(a)	Financial statement of businesses acquired:

None

(b)	Pro forma financial information:

None

(c)	Exhibits:

Exhibit 99:	Monthly report to holders of the Asset Backed Notes, relating to the November 15, 2004 Payment Date.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DaimlerChrysler Master Owner Trust (Registrant)
By:	DaimlerChrysler Services North America LLC, as Administrator

By:	/s/ Mark L. Davis
Mark L. Davis
Assistant Controller

Date: November 15, 2004

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INDEX TO EXHIBITS

Exhibit No.	Description

99	Monthly report to holders of the Asset Backed Notes, relating to the November 15, 2004 Payment Date.

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